Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG GW&K Global Allocation Fund

Supplement dated June 24, 2021 to the Prospectus, dated May 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Global Allocation Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

Effective immediately, the Fund will begin declaring and paying any income dividends and net realized capital gain distributions, if any, annually in December. Therefore, effective immediately, the first sentence of the section titled “Shareholder Guide – Investor Services – Dividends and Distributions” on page 31 of the Prospectus is deleted and replaced with the following: “AMG GW&K Global Allocation Fund normally declares and pays any income dividends and net realized capital gain distributions, if any, annually in December.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE